"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                        Core Fixed Income Fund

Name of Underwriter From Who Purchased:              Solomon Smith Barney

Name of Underwriting syndicate members:              Lehman Brothers, Salomon
                                                     Smith Barney,  Credit
                                                     Suisse First Boston Corp.,
                                                     Goldman, Sachs & Co., J.P.
                                                     Morgan Securities

Name of Issuer:                                      CIT Group Inc.

Title of Security:                                   CIT 7-3/8%

Date of First Offering:.                             3/16/02

Dollar Amount Purchased:                             $499,010

Number of Shares Purchased:                          500,000

Price Per Unit:                                      99.8020

Resolution approved:                                 Resolution Approved at
                                                     August 1, 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                        Core Fixed Income Fund

Name of Underwriter From Who Purchased:              J. P. Morgan

Name of Underwriting syndicate members:              Banc of America Securities
                                                     LLC, J.P. Morgan Securit-
                                                     ies, Morgan Stanley,
                                                     Salomon Smith Barney

Name of Issuer:                                      AOL Time Warner Inc.

Title of Security:                                   AOL 5-5/8%

Date of First Offering:.                             4/3/02

Dollar Amount Purchased:                             $1,196.172

Number of Shares Purchased:                          1,200,000

Price Per Unit:                                     99.6810

Resolution approved:                Resolution approved at August 1, 2002
                                    meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2002 for the Balanced Fund (fixed income portion); April 30, 2002 for the fixed income Funds and Global Sector Funds; May 31, 2002 for the equity Funds; and June 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended June 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                         Goldman Sachs
                                                      Core Fixed Income Fund.

Name of Underwriter From Who Purchased:               Morgan Stanley

Name of Underwriting syndicate members:               Goldman , Sachs & Co.,
                                                      Morgan Stanley, Credit
                                                      Lyonnais Securities, PNC
                                                      Capital Markets, Inc.,
                                                      Scotia Capital, U.S.
                                                      Bancorp Piper Jaffray

Name of Issuer:                                       UST Inc.

Title of Security:                                    UST 6-5/8 07/15/12

Date of First Offering:.                              7/10/02

Dollar Amount Purchased:                              3,483,725

Number of Shares Purchased:                           3,500,000

Price Per Unit:                                       99.5350

Resolution approved: Resolution approved at the October 1, 2002 meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2002 for the fixed income Funds and Global Sector Funds; August 31, 2002 for the equity Funds; and September 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                         Goldman Sachs High Yield
                                                      Municipal Fund

Name of Underwriter From Who Purchased:               Salomon Smith Barney

Name of Underwriting syndicate members:               Salomon Smith Barney

Name of Issuer:                                       University of Vermont &
                                                      State Agrigultural College

Title of Security:                                    The University of Vermont
                                                      and State Agricultural
                                                      College - General
                                                      Obligation Bonds, Series
                                                      2002

Date of First Offering:.                              May 31, 2002

Dollar Amount Purchased:                              $3,930,200.00

Number of Shares Purchased:                           4,000,000

Price Per Unit:                                       98.255

Resolution approved:                                  Resolution approved at
                                                      August 1, 2002 meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                          Goldman Sachs High Yield
                                                       Municipal Fund

Name of Underwriter From Who Purchased:                Salomon Smith Barney

Name of Underwriting syndicate members:                Salomon Smith Barney

Name of Issuer:                                        The Board of Port
                                                       Commissioners of the City
                                                       of Oakland, California

Title of Security:                                     Port of Oakland,
                                                       California, Revenue Bonds

Date of First Offering:.                               7/23/02

Dollar Amount Purchased:                               $3,837,240.00

Number of Shares Purchased:                            4,000,000

Price Per Unit:                                        95.931

Resolution approved:                Resolution approved at October 1, 2002
                                    meeting.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                                          Goldman Sachs High Yield
                                                       Municipal Fund

Name of Underwriter From Who Purchased:                Lehman Brothers

Name of Underwriting syndicate members:                Lehman Brothers

Name of Issuer:                                        New York City
                                                       Transitional Finance
                                                       Authority

Title of Security:                                     New York City
                                                       Transitional Finance
                                                       Authority Future Tax
                                                       Secured Refunding Bonds
                                                       Fiscal 2003 Series A

Date of First Offering:.                               6/14/02

Dollar Amount Purchased:                               $17,359,360.00

Number of Shares Purchased:                            16,000,000

Price Per Unit:                                        108.496

Resolution approved: Resolution approved at the October 1, 2002 meeting:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2002 for the fixed income Funds and Global Sector Funds; August 31, 2002 for the equity Funds; and September 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                               Goldman Sachs Municipal Income Fund

Name of Underwriter From Who Purchased:     Bear, Stearns & Co. Inc.

Name of Underwriting syndicate members:     Bear, Stearns & Co. Inc.

Name of Issuer:                             Badger Tobacco Asset Securitization
                                            Corporation

Title of Security:                          Badger Tobacco Asset Securitization
                                            Corporation Tobacco Settlement
                                            Asset-Backed Bonds

Date of First Offering:.                    May 2, 2002

Dollar Amount Purchased:                    $1,943,920.00

Number of Shares Purchased:                 2,000,000

Price Per Unit:                             97.196

Resolution approved:                Resolution approved at August 1, 2002
                                    meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2002 for the Balanced Fund (fixed income portion); April 30, 2002 for the fixed income Funds and Global Sector Funds; May 31, 2002 for the equity Funds; and June 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended June 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                             Goldman Sachs Municipal Iincome Fund

Name of Underwriter From Who Purchased:   Lehman Brothers

Name of Underwriting syndicate members:   Lehman Brothers

Name of Issuer:                           New York City Transitional Finance
                                          Authority

Title of Security:                        New York City Transitional Financial
                                          Authority Future Tax Secured
                                          Refunding Bonds Fiscal 2003 Series A

Date of First Offering:.                  6/14/02

Dollar Amount Purchased:                  $2,169.920.00

Number of Shares Purchased:               2,000,000

Price Per Unit:                           108.496

Resolution approved: Resolution approved at the October 1, 2002 meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2002 for the fixed income Funds and Global Sector Funds; August 31, 2002 for the equity Funds; and September 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                           Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased: UBS PaineWebber Inc.

Name of Underwriting syndicate members: UBS PaineWebber Inc.

Name of Issuer:                         NJ HLTH S Jersey Hospital

Title of Security:                      NJ Hlth Care Facs Fing Auth Rev Bonds,
                                        South Jersey Hospital Issue, Series 2002

Date of First Offering:.                May 24, 2002

Dollar Amount Purchased:                $2,971,348.33

Number of Shares Purchased:             3,000,000

Price Per Unit:                         98.588

Resolution approved:                Resolution approved at August 1, 2002
                                    meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2002 for the Balanced Fund (fixed income portion); April 30, 2002 for the fixed income Funds and Global Sector Funds; May 31, 2002 for the equity Funds; and June 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended June 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                            Enhanced Income Fund

Name of Underwriter From Who Purchased:  Merrill Lynch

Name of Underwriting syndicate members:  Goldman, Sachs & Co., J.P. Morgan,
                                         Merrill Lynch & Co., Salomon Smith
                                         Barney

Name of Issuer:                          Caterpillar Financial Services
                                         Corporation

Title of Security:                       CAT 4.69%

Date of First Offering:.                 4/22/02

Dollar Amount Purchased:                 2,000,000

Number of Shares Purchased:              2,000,000

Price Per Unit:                          100

Resolution approved:                Resolution approved at August 1, 2002
                                    meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2002 for the Balanced Fund (fixed income portion); April 30, 2002 for the fixed income Funds and Global Sector Funds; May 31, 2002 for the equity Funds; and June 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended June 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                            Short Duration Tax Free

Name of Underwriting syndicate members:  Lehman Brothers

Name of Issuer:                          New York City Transitional Finance
                                         Authority

Title of Security:                       New York City Transitional Finance
                                         Authority Future Tax Secured
                                         Refunding Bonds Fiscal 2003 Series A

Date of First Offering:.                 6/14/02

Dollar Amount Purchased:                 $2,169,920.00

Number of Shares Purchased:              2,000,000

Price Per Unit:                          108.496

Resolution approved: Resolution approved at the October 1, 2002 meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2002 for the fixed income Funds and Global Sector Funds; August 31, 2002 for the equity Funds; and September 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended

"EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:                           Goldman Sachs High Yield Fund

Name of Underwriter From Who Purchased: First Boston

Name of Underwriting syndicate members: Credit Suisse First Boston, Lehman
                                        Brothers, Goldman, Sachs & Co., Robert
                                        W. Baird & Co., Credit Lyonnais
                                        Securities, Fleet Securities, Inc.,
                                        Tokyo-Mitsubishi International plc

Name of Issuer:                         Sybron Dental Specialties, Inc.

Title of Security:                      SYD 8-1/8% 06/15/12

Date of First Offering:.                5/22/02

Dollar Amount Purchased:                692,000

Number of Shares Purchased:             692,000

Price Per Unit:                                           100

Resolution approved: Resolution approved at the October 1, 2002 meeting, as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2002 for the fixed income Funds and Global Sector Funds; August 31, 2002 for the equity Funds; and September 30, 2002 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2002, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended